                                                                    Exhibit 10.1


Reference is made to the following documents:

      A. That certain Conformed Consolidated Letter of Intent dated effective September 10, 2001 by and between Murchison Media Group ("MMG") and Team Communications Group, Inc. ("Team") (the "Consolidated LOI").

      B. That certain Letter of Intent between MMG and Team dated September 7, 2001 (the "September 7th LOI").

      C. That certain First and Final Amendment to the September 7th LOI (the "September 10th FFALOI").

      D. That certain Supplement to the First and Final Amendment dated September 10th, 2001 (the "September 10th Supplement").

Collectively the above referenced documents are herein referred to as the LOI documents.

This document is intended by the parties to amend the Consolidated LOI and all pertinent parallel and respective references in the LOI documents which refer to the sections being hereby amended.

Paragraph 8 of the Consolidated LOI is hereby amended as follows:

8. Under the terms of the Definitive Preferred Stock Purchase Agreement, each share of newly issued Preferred Stock shall have a per share ownership interest equal to each share of Team's common stock. That is, each share of Preferred Stock shall have the identical ownership interests in Team as down each share of common stock. However, in addition to equal ownership rights, each share of Preferred stock shall have a defined liquidation preference and equal identical voting rights with the common stock.

Paragraph 9 of the Consolidated LOI is hereby amended as follows:

9. At any time during the Term of the Notes, MMG shall have the right, but not the obligation, to convert the principal and compounded accrued interest (if any) of any or all of the Notes to Preferred stock. At the option of MMG, the Notes shall be convertible to Preferred Stock at a purchase price per share equal to the lower of sixty per cent (60%) of the price of Team's common stock as of the close of the NASDAQ business day as of September 17, 2001 or twelve cents ($0.12) per share. Team and MMG acknowledge and agree that as of the end of the NASDAQ business day on September 17, 2001, the Team common stock closed at Seventeen Cents ($0.17) per share.

All other terms and conditions of the LOI documents will remain in full force and effect.


Murchison Media Group                         Team Communications Group, Inc.

A Nevada corporation                          a California corporation

By:  Dennis Murchison                         By:  Jay Shapiro

   ---------------------                         ---------------------------

   Its: Chairman                                 Its: President

                                                                    Exhibit 10.2

TEAM COMMUNICATIONS GROUP, INC.                                       SCHEDULE A
--------------------------------------------------------------------------------

CASH REQUIREMENTS       8/31/01

                                                                        AMT DUE      PROPOSED
                                                                       ---------     --------
PAYROLL

         Terminated employees @ 8/20/01                                   10,592      10,592
         Management           from 8/10/01 payroll                        31,885
                              from 8/24/01 payroll                        28,173
         P/R for w/e 9/14 - 1 employee                                     1,442       1,442

                                                                                     -------
         Gross Pay                                                                    12,034
         Payroll tax allowance             Tax adjust                      7.00%         842
         Adjust to actual / estimate                                                       -
                                                                                     -------
         Payroll  Cash Requirements                                                   12,876
         Non-contractual payroll deferrals                               171,155           -

                                                                                     -------
                 Payroll Acct Trfr                                                    12,876
                                                                                     -------

MERCANTILE -     Line of Credit Interest   due 09/13                       7,000
                 Fixed asset loan          due 08/17                      26,000
                 Note                                                  1,000,000
                                                                                     -------
                 Subtotal                                                                  -
                                                                                     -------


RENT     Sep                                                              27,501      27,501

LABS
         Intl Image (Sonic Foundry)                                       12,129
         Pacific Title                     film / tape storage               983         983
         Preferred Media                   film / tape storage               389         389
         Quik-Pix                                                          1,500
         Broadcast Standards                                               4,538
         Transcription Company                                             1,306
         Lavon Enterprises                                                   625         625
                                                                       ---------     -------
                 Subtotal                                                 21,470       1,997
                                                                       ---------     -------

PROFESSIONAL FEES
         Bruckhaus Heller Westrick Lober                                  30,645
         Cella                             old DSL consulting agmt         4,000
         Concord Effekten                                                 26,442
         DGAP                                                              1,488
         Freshfields Bruckhaus Deringer                                      298
         Greenberg Traurig                                                87,543
         Heenan Blaikie                                                   15,825
         James D. Henderson                                                5,072
         John McAuliffe                    due approx w/e Jul 27          42,000
         Houlihan Lokey                                                   28,557
         Kelly Lytton                                                     61,866
         Laffer & Gottlieb                                                21,592
         Marriott Harrison                                                 4,509
         Mayer Brown & Platt                                              24,091
         Milbank Tweed                                                    73,675
         Morris Marketing                                                 17,615
         Nasdaq                                                            2,000
         Novian & Novian                                                  12,109
         PvF Investor Relations AG                                        18,500
         Schneider Securities                                             15,000
         Rolland Schroeder                                                25,000
         Sitrick & Company                                                 7,068
         Sonnenschein Nath & Rosenthal                                     6,798
         Stonefield Josephson   fee cut in half in exch for $35k now      62,096
         SynCap Management                                                10,000
                                                                       ---------     -------
                 Subtotal                                                603,789           -
                                                                       ---------     -------

TEAM COMMUNICATIONS GROUP, INC.                                       SCHEDULE A
--------------------------------------------------------------------------------

CASH REQUIREMENTS       8/31/01

                                                                        AMT DUE      PROPOSED
                                                                       ---------     --------
LEGAL SETTLEMENTS
         Alliance                                                         35,000
         Beyond               Pmt 4 due Aug 1                             20,000
                              Pmt 5 due Sep 1                             20,000
         O'Brien              balance due over time                       57,500
         O'Brien                                                          12,191

                                                                       ---------     -------
                 Subtotal                                                144,691           -
                                                                       ---------     -------

ALL OTHER
         A-1 Binding                                                       1,581       1,581
         ADP Investor Resources                                            2,639
         Blue Cross                        est Jul/Aug/Sep pmt            10,124      10,124
                                           est Sep pmt                     3,500       3,500
         CA Environments                                                   2,423
         Canon Business Solutions                                          4,578       2,364
         Career Group                                                      3,139
         Citicorp Leasing                                                  6,488       4,000
         Contract Purchasing                                               4,000       2,000
         Depository Trust Company                                          1,985
         Federal Express                                                   2,502         500
         Friedman                          writer pmt                      6,750
         Ira Gerber                                                        4,229       4,229
         Heller Financial                  July & Aug int                 90,000
         Hoffman, Gary                     3 mo past due                  21,332
         Lightbridge                                                       2,875
         Marquee Entertainment                                           119,737
         Phone   GE Exchange                                                   4
                 Sprint                                                    3,424       2,000
                 Verizon                                                   1,650         809
         Premium Financing Specialists     D&O financing due 7-Sep       136,846      17,106
         Ridgway                                                           8,347       2,000
         RR Donnelley                                                      2,505
         Rubin, Kim                                                       21,399
         Solomon expenses                                                  8,661
         Solomon expenses - D&O                                           17,900
         Telescene                         down + pmt 1 due 20-jul       322,300
         Trade Finance - general liability insurance                       4,331       4,331
         United Capital Leasing                                           10,681
         William Morris       2 pmts $10k ea past due (total $20k)        15,000
         Misc small vendors / labs / etc                                  11,467       2,000

                                                                                     -------
         TOTAL                                                                        98,918
                                                                                     =======
         RESERVE                                                                       1,082

         CASH IN BANK                                                                100,000

                  Available                                                          100,000
                                                                                     -------
                 Total                                                               100,000
                                                                                     =======

                                                                    Exhibit 10.3

TEAM COMMUNICATIONS GROUP, INC.                                       SCHEDULE B
--------------------------------------------------------------------------------

SCHEDULE OF DEBT
as of 31-Aug-01

                                       Principal                Net     Unpaid    Unamort
Lender                    Due Date     Balance    Discount    Balance  Interest  Debt Costs     Collateral
------                    --------     -------   ---------    -------  --------  ----------     ----------
Mercantile National
 Bank

  Fixed Asset Loan          Jun-04     729,167                 729,167    4,557           -   All assets

  Line of Credit                     1,000,000               1,000,000        -           -   All assets

Heller Financial                     6,497,110               6,497,110   91,441     281,723   Call of the Wild

N. Kahla                    Mar-98     150,000                 150,000   80,272           -   None

Time - Life                            124,900                 124,900                    -   None

Convertible Notes
 (8 parties)(1)            5/31/02   1,045,000     783,700     261,300   20,900     140,200   All assets after
                                                                                              Mercantile



REFCO Capital
 Markets Ltd
  Equity Line
   of Credit(2)                              -                       -        -

                                  ------------   ---------   ---------  -------   ---------
   Total                             9,546,177     783,700   8,762,477  197,170     421,923
                                  ============   =========   =========  =======   =========

                                              Delinquency
Lender                          Rate             Status        Warrants
------                          ----          ------------   -----------
Mercantile National
 Bank

  Fixed Asset Loan              P+1/4         1 mo Delinq        none

  Line of Credit                 P+1          Not delinquent     none

Heller Financial                8.345%        2 mo Delinq        none

N. Kahla                         17%          Delinquent         none

Time - Life                      P+1          Delinquent         none

Convertible Notes
 (8 parties)(1)           8% nominal before   Not delinquent   2,576,414
                           discount amort
                            (>100% after
                              discount)

REFCO Capital
 Markets Ltd
  Equity Line
   of Credit(2)                  n/a          n/a                750,000


   Total



Notes:
----------

(1) - The convertible notes are convertible into common stock of the Company at 80% of the average market price of the shares. At the current market price of 21(cent), the $1,045,000 would be convertible into approximately 6.22 million shares (approximately 43% of shares outstanding).
        - Unamortized debt costs includes $100,000 of estimated Greenberg Traurig fees that were withheld from financing proceeds.

        - Warrants were issued in two tranches.
                Initial Tranche at issuance of the convertible notes
                  exercisable at $1.56 per share                       1,314,664
                Issued Aug 20, 2001 in conjuncion with receipt of
                  consent to raise additional financing                1,261,750
                In addition, the exercise price for all warrants was reduced by MJS to 50(cent) per share.

(2) - The REFCO Equity Line of Credit provides the Company with the right to sell it's common stock at 85% of the prevailing average market price of the shares. Warrants were exercisable at $1.56 when issued. The exercise price was reduced by MJS to 50(cent) per share.